                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  ____________




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 19, 1996
                                (July 17, 1996)           -------------
                                ---------------


                         EAGLE-PICHER INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          OHIO                    1-1499            31-0268670
- ----------------------------   -------------     -----------------
(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)       Identification
                                                       Number)



       580 Walnut St., 13th Floor, P.O. Box 779, Cincinnati, Ohio  45201
       -----------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code:  513-721-7010
                                                            ------------


                                (Not Applicable)
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events.
         ------------

  On July 17, 1996, Eagle-Picher Industries, Inc. and seven of its domestic subsidiaries filed a Second Amended Consolidated Plan of Reorganization (the "Plan") in their chapter 11 cases. These cases are pending before the United States Bankruptcy Court for the Southern District of Ohio, Western Division, under the caption, IN RE EAGLE-PICHER INDUSTRIES, INC., ET AL., Consolidated Case No. 1-91-00100. The Plan was proposed jointly with the Injury Claimants' Committee and Legal Representative for Future Claimants appointed by the Bankruptcy Court to represent certain claimants in the chapter 11 cases. The basic elements of the Plan are discussed in the News Release dated July 18, 1996, which is attached hereto as Exhibit 20 and incorporated by reference into this Item 5.





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                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                EAGLE-PICHER INDUSTRIES, INC.
                                                -----------------------------
                                                         (Registrant)




Date:  July 19, 1996                            By:   /s/ James A. Ralston
                                                   --------------------------
                                                          James A. Ralston
                                                      Vice President, General
                                                       Counsel and Secretary





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

                                 EXHIBIT INDEX



Exhibit Number                                                          Page
- --------------                                                          ----

      20                                                                 5













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